UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 24, 2008

                                   AirtimeDSL
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                 (Exact name of registrant specified in charter)

             Nevada                  000-52877                20-8257363
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   (State of Incorporation)    (Commission File Number)     (IRS Employer
                                                          Identification No.)

        2920 N. Green Valley Pkwy, Suite 321, Henderson, NV  89014
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                   (Address of principal executive offices)

Issuer's telephone number:   (702) 898-7158
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                                  China H2O
     8109 Baoliyuan Tower, Xingfu Yicun #55, Chaoyang Dist, Beijing, China
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02.  Termination of a Material Definitive Agreement.

On June 24, 2008, a Termination and Release (the "Termination and Release") was entered into by and among AirtimeDSL (the "Company"), Beijing Happy Vitamins Trading Co., Ltd. and China Water Sub, pursuant to which the Acquisition Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 11, 2008, by and among Beijing Happy Vitamins Trading Co., Ltd., China Water Sub and the Company, which provided for the merger of Beijing Happy Vitamins Trading Co., Ltd. into China Water Sub, a wholly-owned subsidiary of the Company (the "Merger"). The Merger Agreement was terminated by mutual agreement and the parties released each other from certain claims. No termination fees are payable by the Company, its subsidiary China Water Sub or by Beijing Happy Vitamins Trading Co., Ltd., and each party will bear its own merger-related expenses.

A copy of the Termination and Release is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Termination and Release does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination and Release.


Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year

On June 11, 2008, AirtimeDSL, a Nevada Corporation, amended its Articles of Incorporation to change its name to: China H2O. The name change was filed with the Nevada Secretary of State pursuant to the Acquisition Agreement and Plan of Merger with Beijing Happy Vitamins Trading Co., Ltd. When the Acquisition Agreement and Plan of Merger was rescinded on June 24, 2008, the Company filed a Correction Notice with the Nevada Secretary of State to cancel the Amended Articles and restate the corporate name back to AirtimeDSL. (See
Exhibit 3.5)

The Registrant changed its year-end from July 31 to December 31 when it entered into the Acquisition Agreement and Plan of Merger with Beijing Happy Vitamins Trading Co., Ltd. With the merger rescinded, the Registrant needs to return to its original July 31 year-end.



Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits:

         3.5 Correction Notice filed on June 24, 2008 with the Nevada Secretary of State to cancel the Certificate of Amendment to Articles of Incorporation.

        10.1 Termination and Release, dated June 24, 2008, by and among AirtimeDSL, Inc., China Water Sub and Beijing Happy Vitamins Trading Co., Ltd.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AirtimeDSL
                                        Formerly known as China H2O
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                                           Registrant

                                         By: /s/ Ed Heckerson
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                                          Name:  Ed Heckerson
                                         Title:  President

Dated:  June 25, 2008
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